Exhibit 3.1
EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: G23855076310 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: G23855076310 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: G23855076310 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: G23855076310 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky CI$50.00 16-Sep-2025

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky

EXEMPTED Company Registered and filed as No. 425824 On 16-Sep-2025 Acting Assistant Registrar Auth Code: E99701882510 www.verify.gov.ky